HALLMARK INVESTMENT SERIES TRUST

Supplement dated October 28, 2005

to the Prospectus dated October 1, 2004

Effective as of the close of business on October 28, 2005, Hallmark Convertible Securities Fund (the “Fund”) will be closed to all investments.  Additionally, reinvestment of dividends will not be permitted after that date.  The Fund will continue to process all redemption requests made by current shareholders.  The Fund is taking this action because it is still in the process of completing its financial statements for the year ended June 30, 2005.

The Fund reserves the right to resume sales at any time.